UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                SEPTEMBER 8, 2004



                            COMVERSE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


            NEW YORK                     0-15502              13-3238402
 (State or other jurisdiction of       (Commission          (I.R.S. Employer
  incorporation or organization)       File Number)        Identification No.)


 170 CROSSWAYS PARK DRIVE, WOODBURY, NEW YORK                     11797
 (Address of principal executive offices)                       (Zip Code)


                                 (516) 677-7200
              (Registrant's telephone number, including area code)

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On September 8, 2004, Comverse Technology, Inc. issued a press release announcing its financial results for the second quarter of fiscal year 2004, ended July 31, 2004. A copy of the press release is attached hereto as Exhibit
99.1 to this report.

         The information in this Current Report on Form 8-K is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.



ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      Exhibit No.       Description
     -----------        ------------

       99.1             Press Release of Comverse Technology, Inc., dated
                        September 8, 2004.



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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMVERSE TECHNOLOGY, INC.


Dated:    September 8, 2004                 /s/ David Kreinberg
                                            ------------------------------------
                                            Name:   David Kreinberg
                                            Title:  Executive Vice President
                                                    and Chief Financial Officer






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
                                  EXHIBIT INDEX



      Exhibit No.                    Description
      -----------                    -----------

         99.1 Press Release, dated September 8, 2004 issued by Comverse Technology, Inc.






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